Exhibit 99.1
October 19, 2006
Dear Shareholder:
We are pleased to announce that AmericanWest Bancorporation and Utah-based Far West Bancorporation have signed a definitive agreement under which Far West Bancorporation and its principal operating subsidiary, Far West Bank, will be merged with and into AmericanWest Bancorporation and AmericanWest Bank, respectively. Far West Bancorporation and AmericanWest Bancorporation directors have approved the proposed transaction.
As you know, in addition to continually searching for opportunities to best serve our existing customers, our long-term strategy includes careful expansion—both on a de novo and acquisition basis—in high-growth markets. The addition of Far West Bank’s 16 locations in Central and Southern Utah are an excellent strategic fit to AmericanWest’s de novo operations initiated earlier this year in Utah. This opportunity complements and reinforces our resources, our financial center network and our commitment to community banking. We are jumpstarting AmericanWest Bank’s efforts in the Utah market, which will be advantageous to our shareholders, our employees and the communities we serve.
This proposed acquisition will increase AmericanWest Bank’s total assets to approximately $1.8 billion, its deposits to approximately $1.4 billion and shareholders’ equity to approximately $270 million.
Far West shareholders may elect to exchange each share held for cash or stock, although elections may be subject to pro-ration if the result of aggregate elections differ from the prescribed stock-cash split of 80%/20%. The number of AmericanWest shares issued in exchange for each Far West share will be calculated based on the average closing price for AmericanWest common stock for the 20 trading days ending on the third business day before closing. Based on average closing price for the 20 day period ended on October 18, 2006 of $21.42, approximately 5.6 million shares of AmericanWest common stock would be issued in connection with the merger.
The current executive management team of AmericanWest will manage the combined company after closing. Don Norton, President and Chief Executive Officer of Far West, has entered into a multi-year employment agreement with AmericanWest under which he will serve as Regional Director continuing to provide local leadership in the Far West markets. Two members of the current Far West board of directors will be appointed to the AmericanWest board upon completion of the merger.
We have enclosed with this letter a copy of our news announcement, which highlights the important details of this proposed acquisition, along with a questions-and-answers document. More information on the acquisition and shareholder meeting will follow shortly in a proxy statement.
Please contact us at any time should you have questions about this proposed acquisition, or visit our investor relations site at www.awbank.net/ir. Thank you for your continued support of AmericanWest Bancorporation.
Regards,

/s/ Robert M. Daugherty	/s/ Craig D. Eerkes

Robert M. Daugherty	Craig D. Eerkes
President & Chief Executive Officer	Chairman of the Board
AmericanWest Bancorporation	AmericanWest Bancorporation
This document and the attachments hereto contain comments and information that constitute “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements herein are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability of the companies to obtain the required shareholder or regulatory approvals for the transaction; the ability of the companies to consummate the transaction; the ability to successfully integrate the companies following the transaction; a material adverse change in the financial condition, results of operations or prospects of either company; the ability to fully realize the expected cost savings and revenues or the ability to realize them on a timely basis; the risk of borrower, depositor and other customer attrition after the transaction is completed; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical and technological factors affecting the companies’ operations, pricing and services; and other risk factors referred to from time to time in filings made by the Company with the Securities and Exchange Commission. When used in this document, the words “believes,” “estimates,” “expects,” “should,” “anticipates” and similar expressions as they relate to either company or the proposed transaction are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.
This document may be deemed to be offering or solicitation materials of AmericanWest Bancorporation and Far West Bancorporation in connection with the proposed merger of Far West with and into AmericanWest. Shareholders are urged to read the joint proxy statement/prospectus that will be included in the registration statement on Form S-4, which AmericanWest will file with the SEC in connection with the proposed acquisition, because both will contain important information about AmericanWest, Far West, the acquisition and related matters. The directors and executive officers of AmericanWest and Far West may be deemed to be participants in the solicitation of proxies from their respective shareholders. Information regarding AmericanWest’s participants and their security holdings can be found in its most recent proxy statement filed with the SEC, and information for both AmericanWest and Far West participants in the joint proxy statement/prospectus when it is filed with the SEC. All documents filed with the SEC are or will be available for free, both on the SEC web site (http://www.sec.gov) and by directing requests to:
For AmericanWest:
AmericanWest Bancorporation
Attention: Investor Relations
41 West Riverside Avenue, Suite 400
Spokane, WA 99201
Email: investorinfo@awbank.net
509.232.1536
For Far West:
Far West Bancorporation
Attention: President
201 East Center Street, Provo, UT 84606
Email: donn@farwestbank.com
Phone: 801.342.6061

Questions and Answers for Shareholders about the
AmericanWest Bancorporation and Far West Bancorporation merger
This question and answer document provides summary information only. Shareholders should read the proxy statement that will be mailed for complete information about the merger.
Who is AmericanWest Bancorporation?
AmericanWest Bancorporation, with its subsidiary AmericanWest Bank, is headquartered in Spokane, Washington and operates 43 full-service financial centers throughout Central and Eastern Washington and Northern Idaho with three more opening by the end of 2006, as well as a lending office in Salt Lake City. They offer a wide range of personal and business loans and accounts, including commercial and small business banking, private banking, mortgage and construction lending, and consumer products. AmericanWest Bancorporation is publicly traded on the NASDAQ under the symbol AWBC with assets in excess of $1.3 billion.
Who is Far West Bancorporation?
Far West Bancorporation, with its subsidiary Far West Bank, was established in 1975, and is headquartered in Provo, Utah. They have sixteen branches throughout Central and Southern Utah, and they offer a wide range of personal and commercial products and services. Far West Bank is a privately-held company with assets of $405 million.
How much will AmericanWest Bancorporation pay to merge Far West Bancorporation?
The transaction is valued at $150 million, or $1,172.46 per Far West share. The merger agreement also provides for Far West to pay a special cash dividend prior to closing, subject to certain restrictions. The dividend is expected to be approximately $6.9 million in the aggregate, or $54.20 per Far West share.
Will Far West Bank stock be exchanged or converted?
Far West shareholders may elect to exchange each share held for cash or stock, although elections are subject to pro-ration if the result of aggregate elections differ from the prescribed stock-cash split of 80%/20%. The number of AmericanWest shares issued in exchange for each Far West share will be calculated based on the average closing price for AmericanWest common stock for the 20 trading days ending on the third business day before closing. Based on average closing price for the 20 day period ended on October 18, 2006 of $21.42, approximately 5.6 million shares of AmericanWest common stock would be issued in connection with the merger. The companies anticipate that the transaction will qualify as a tax-free reorganization and, in general, expect that Far West shareholders will not recognize income to the extent they exchange all of their Far West stock for AmericanWest stock and do not receive cash in lieu of any fractional shares. Shareholders should consult their own tax advisors for the consequences of the merger to them.
Will Far West Bank’s name change?
No. As AmericanWest Bank began the process of entering the Salt Lake City market, it became obvious that the AmericanWest Bank name would not work because of another bank in that market with a similar name (which is not affiliated with AmericanWest Bank). The Far West Bank name is synonymous with strength, stability and excellence, and we honor the value and recognition the name brings. The Far West Bank name will continue on as a division of AmericanWest Bank.

How can AmericanWest Bank remain a community bank as it continues to grow?
Like Far West Bank, personalized customer service and relationship banking are at the foundation of AmericanWest Bank and will continue to be following this merger. AmericanWest Bank provides a comfortable and relaxed environment where customers can take care of their banking and financial needs with responsive and reliable bankers who know them by name and go the extra mile to provide the best service. As AmericanWest grows, it continues to focus on the level of service that customers deserve and expect. Dedication to providing the best customer service and support for local communities has fueled AmericanWest Bank’s success and growth. AmericanWest has proven that no matter how much it grows, it will always be your community bank.
When will shareholders be able to vote on the proposed transaction?
Special shareholder meetings for both Far West Bancorporation and AmericanWest Bancorporation will take place for the shareholders to vote on the merger agreement and matters relating to the proposed transaction. More information on the dates and locations of those meetings will be provided to shareholders in the coming weeks.
What regulatory approvals must be received to complete the merger?
The merger will go through the standard regulatory approval process of, or waivers of jurisdiction from, the Federal Deposit Insurance Corporation and other federal and state government agencies.
When will the merger take place?
Pending the approval of the shareholders of both holding companies and regulatory approval, management anticipates the merger to be finalized in early 2007. A proxy statement and prospectus will be sent to all shareholders approximately 30 to 45 days after the merger is announced.
Will Far West Bancorporation directors have positions on AmericanWest’s board?
The current executive management team of AmericanWest will manage the combined company after closing. Don Norton, President and Chief Executive Officer of Far West, has entered into a multi-year employment agreement with AmericanWest under which he will serve as Regional Director continuing to provide local leadership in the Far West markets. Two members of the current Far West board of directors will be appointed to the AmericanWest board upon completion of the merger.
For more information about this merger, who should one contact?
Customers, shareholders and other interested persons are encouraged to contact us at:
For AmericanWest:
AmericanWest Bancorporation
Attention: Investor Relations
41 West Riverside Avenue, Suite 400
Spokane, WA 99201
Email: investorinfo@awbank.net
Phone: 509.232.1536
For Far West:
Far West Bancorporation
Attention: President
201 East Center Street, Provo, UT 84606

Email: donn@farwestbank.com
Phone: 801.342.6061
This document contains comments and information that constitute “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements herein are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability of the companies to obtain the required shareholder or regulatory approvals for the transaction; the ability of the companies to consummate the transaction; the ability to successfully integrate the companies following the transaction; a material adverse change in the financial condition, results of operations or prospects of either company; the ability to fully realize the expected cost savings and revenues or the ability to realize them on a timely basis; the risk of borrower, depositor and other customer attrition after the transaction is completed; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical and technological factors affecting the companies’ operations, pricing and services; and other risk factors referred to from time to time in filings made by the Company with the Securities and Exchange Commission. When used in this document, the words “believes,” “estimates,” “expects,” “should,” “anticipates” and similar expressions as they relate to either company or the proposed transaction are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.
This document may be deemed to be offering or solicitation materials of AmericanWest Bancorporation and Far West Bancorporation in connection with the proposed merger of Far West with and into AmericanWest. Shareholders are urged to read the joint proxy statement/prospectus that will be included in the registration statement on Form S-4, which AmericanWest will file with the SEC in connection with the proposed acquisition, because both will contain important information about AmericanWest, Far West, the acquisition and related matters. The directors and executive officers of AmericanWest and Far West may be deemed to be participants in the solicitation of proxies from their respective shareholders. Information regarding AmericanWest’s participants and their security holdings can be found in its most recent proxy statement filed with the SEC, and information for both AmericanWest and Far West participants in the joint proxy statement/prospectus when it is filed with the SEC. All documents filed with the SEC are or will be available for free, both on the SEC web site (http://www.sec.gov) and by directing requests to:
For AmericanWest:
AmericanWest Bancorporation
Attention: Investor Relations
41 West Riverside Avenue, Suite 400
Spokane, WA 99201
Email: investorinfo@awbank.net
509.232.1536
For Far West:
Far West Bancorporation
Attention: President
201 East Center Street, Provo, UT 84606
Email: donn@farwestbank.com
Phone: 801.342.6061

EXHIBIT 99.1
AmericanWest Bancorporation Announces Agreement to Acquire
Utah-Based Far West Bancorporation
SPOKANE, WA — (Business Wire) — October 19, 2006 — Spokane-based AmericanWest Bancorporation (NASDAQ: AWBC) and Utah-based Far West Bancorporation announced today the signing of a definitive agreement under which Far West Bancorporation, and its principal operating subsidiary Far West Bank, will be merged with and into AmericanWest Bancorporation. The transaction is valued at approximately $150 million.
“Far West Bank is a well-established, highly-respected community bank with knowledgeable bankers who do a great job serving the community,” said Robert M. Daugherty, President and CEO of AmericanWest Bank. “Our companies have a lot in common, including a shared set of values that drive our business practices, which is tantamount to ensuring the best outcome for customers, employees and shareholders.”
AmericanWest Bank opened a loan production office in the greater Salt Lake City metropolitan area earlier this year. Upon completion of the merger, the Far West branches and the AmericanWest Bank loan production office, now operating as “Precision Bank,” will operate under the Far West name. The transaction will add Far West’s 16 branches, including locations throughout Central and Southern Utah, to AmericanWest Bank’s network of 43 financial centers located throughout Central and Eastern Washington and Northern Idaho.
“In addition to continually searching for opportunities to best-serve our existing customers, our long-term strategy includes careful expansion—both on a de novo and acquisition basis—in high growth markets,” said Daugherty. This merger with Far West Bank will provide a significant jump start to our Utah de novo operations initiated earlier this year. This transaction is an excellent strategic fit and is expected to be accretive to earnings per share within the first year after closing.”
The current executive management team of AmericanWest will manage the combined company after closing. Don Norton, President and Chief Executive Officer of Far West, has entered into a multi-year employment agreement with AmericanWest under which he will serve as Regional

Director continuing to provide local leadership in the Far West markets. Two members of the current Far West board of directors will be appointed to the AmericanWest board upon completion of the merger.
“We view this as an excellent strategic transaction that will provide opportunity for Far West shareholders, customers and employees,” said Don Norton, President and Chief Executive Officer of Far West Bancorporation and Far West Bank. “We believe the prospects for creating long-term shareholder value are greatly enhanced by the combination of our banks. Our similar cultures and relationship-oriented community bank focus create an opportunity through this merger to offer enhanced products and services, plus expanded lending capabilities, which should benefit our customers and provide for future growth.”
The boards of both companies have approved the transaction, which is subject to regulatory approval and approval by the shareholders of both companies, as well as other customary conditions of closing. Completion is expected during the first quarter of 2007. AmericanWest expects the acquisition to be accretive to diluted earnings per share in 2007 and to have an internal rate of return in excess of 15%. AmericanWest expects to recognize approximately $2.3 million pre-tax in non-recurring charges related to the transaction and integration of the banks, most of which is likely to be recognized during the quarter in which the transaction is completed. The operational integration of the combined institutions is expected to be completed during second quarter 2007. The combined company will have assets of approximately $1.8 billion, deposits of approximately $1.4 billion and shareholders’ equity of approximately $270 million.
Far West shareholders may elect to exchange each share held for cash or stock, although elections may be subject to pro-ration if the result of aggregate elections differ from the prescribed stock-cash split of 80%/20%. The number of AmericanWest shares issued in exchange for each Far West share will be calculated based on the average closing price for AmericanWest common stock for the 20 trading days ending on the third business day before closing. Based on average closing price for the 20 day period ended on October 18, 2006 of $21.42, approximately 5.6 million shares of AmericanWest common stock would be issued in connection with the merger. The companies anticipate that the transaction will qualify as a tax-free reorganization and, in general, expect that Far West shareholders will not recognize income to the extent they exchange all of their Far West stock for AmericanWest stock and do not receive cash in lieu of any fractional shares. Shareholders should consult their own tax advisors for the consequences of the merger to them.
The merger agreement also provides for Far West to issue a special one-time cash dividend to its shareholders prior to completion of the merger, subject to certain restrictions. The special dividend is expected to be approximately $6.9 million in the aggregate.
Keefe, Bruyette & Woods, Inc. served as financial advisor and provided a fairness opinion to the AmericanWest board of directors and Sheshunoff Investment Banking provided a fairness opinion to the board of directors of Far West.
Executive management of AmericanWest and Far West will conduct a joint conference call today, October 19, 2006, at 9 a.m. PDT, to discuss the transaction. The call may be accessed by telephone and webcast. Presentation slides providing additional information regarding the transaction will be available prior to commencement of the conference call. The access instructions are:

Telephone access:	877.407.0782
Passcode: AWBC
Webcast access:	www.awbank.net/IR
Click on webcast microphone icon
Presentation slides:	www.awbank.net/IR
Click on “Far West Presentation” icon
A rebroadcast of the teleconference and webcast will be available after 5 p.m. PDT October 19 until 8:59 PST on November 18, 2006.

Telephone replay:	877.660.6853
Account #:	286
Conference ID:	217600
Webcast replay:	www.awbank.net/IR
Click on webcast microphone icon
About AmericanWest Bancorporation

AmericanWest Bancorporation is a bank holding company whose principal subsidiary is AmericanWest Bank, a community bank with 43 financial centers located in Eastern and Central Washington and Northern Idaho, and loan production offices in Ellensburg, Washington and Salt Lake City, Utah. For further information on the company or to access Internet banking, please visit our web site at www.awbank.net/IR.
Contacts:
AmericanWest Bancorporation:
Robert M. Daugherty
President and CEO
509.344.5329
bdaugherty@awbank.net
Diane Kelleher
Chief Financial Officer
509.232.1629
dkelleher@awbank.net
Far West Bancorporation:
Don Norton
President & CEO
801.342.6061
donn@farwestbank.com
Rick Anderson
EVP & CFO
801.342.6062
ricka@farwestbank.com

This document and the attachments hereto contain comments and information that constitute “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements herein are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability of the companies to obtain the required shareholder or regulatory approvals for the transaction; the ability of the companies to consummate the transaction; the ability to successfully integrate the companies following the transaction; a material adverse change in the financial condition, results of operations or prospects of either company; the ability to fully realize the expected cost savings and revenues or the ability to realize them on a timely basis; the risk of borrower, depositor and other customer attrition after the transaction is completed; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical and technological factors affecting the companies’ operations, pricing and services; and other risk factors referred to from time to time in filings made by the Company with the Securities and Exchange Commission. When used in this document, the words “believes,” “estimates,” “expects,” “should,” “anticipates” and similar expressions as they relate to either company or the proposed transaction are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.
This press release may be deemed to be offering or solicitation materials of AmericanWest Bancorporation and Far West Bancorporation in connection with the proposed merger of Far West with and into AmericanWest. Shareholders are urged to read the joint proxy statement/prospectus that will be included in the registration statement on Form S-4, which AmericanWest will file with the SEC in connection with the proposed acquisition, because both will contain important information about AmericanWest, Far West, the acquisition and related matters. The directors and executive officers of AmericanWest and Far West may be deemed to be participants in the solicitation of proxies from their respective shareholders. Information regarding AmericanWest’s participants and their security holdings can be found in its most recent proxy statement filed with the SEC, and information for both AmericanWest and Far West participants in the joint proxy statement/prospectus when it is filed with the SEC. All documents filed with the SEC are or will be available for free, both on the SEC web site (http://www.sec.gov) and by directing requests to:
For AmericanWest:
AmericanWest Bancorporation
Attention: Investor Relations
41 West Riverside Avenue, Suite 400
Spokane, WA 99201
Email: investorinfo@awbank.net
509.232.1536
For Far West:
Far West Bancorporation
Attention: President
201 East Center Street, Provo, UT 84606
Email: donn@farwestbank.com
Phone: 801.342.6061
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